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                                                                    EXHIBIT 23.1



                                 Arthur Andersen LLP


                        Consent of Independent Public Accounts


    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-44609, 33-59371, 33-66812, 33-67274 and
33-80478.


                                  /s/ Arthur Andersen LLP


Kansas City, Missouri
March 24, 1997